UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 390-1416

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CRVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 6, 2026, CorVel Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) during which the Company’s stockholders voted on three proposals. There were 51,009,059 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), outstanding at the close of business on June 8, 2026, the record date for the Annual Meeting. The results of the voting at the Annual Meeting were as follows:

Election of Directors (Proposal No. 1)

The stockholders elected six directors, each to serve until the 2027 annual meeting or until his or her successor has been duly elected and qualified. The following sets forth the results of the vote with respect to each director nominee:

	Shares Voted
Director Candidate	For	Withheld	Broker Non-Votes

Michael G. Combs	43,814,558	3,455,744	1,728,732
Joanna C. Burkey	44,498,930	2,771,372	1,728,732
Steven J. Hamerslag	41,649,770	5,620,532	1,728,732
Alan R. Hoops	42,868,309	4,401,993	1,728,732
R. Judd Jessup	38,112,215	9,158,087	1,728,732
Jeffrey J. Michael	34,779,039	12,491,263	1,728,732

Ratification of Selection of Accounting Firm (Proposal No. 2)

The stockholders ratified the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027. The following sets forth the results of the vote with respect to this proposal:

Shares Voted
For	48,565,751
Against	414,690
Abstain	18,593
Broker Non-Votes	0

Advisory Vote on Named Executive Officer Compensation (Proposal No. 3)

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The following sets forth the results of the vote with respect to this proposal:

Shares Voted
For	42,909,830
Against	1,551,017
Abstain	2,809,455
Broker Non-Votes	1,728,732

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2026	CorVel Corporation

/s/ Brian S. Nichols
Brian S. Nichols, Chief Financial Officer